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EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS REQUIRED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-K of Steinway Musical Instruments, Inc. (the "Company") for the fiscal period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis M. Hanson, Senior Executive Vice President and Chief Financial Officer of the Company, certify that to the best of my knowledge:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis M. Hanson Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)

March 14, 2012

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  EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002